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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 11, 2003

                                 VERDISYS, INC.
             (Exact name of registrant as specified in its charter)


       CALIFORNIA                     333-64122                22-3755993
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


                           25025 I-45 NORTH, SUITE 525
                           THE WOODLANDS, TEXAS 77380
              (Address Of Principal Executive Office and Zip Code)

                      10600 N. DE ANZA BOULEVARD, SUITE 250
                           CUPERTINO, CALIFORNIA 95014
           (Address of Former Principal Executive Office and Zip Code)

                                 (281) 364-6999
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number        Description of Exhibit
--------      ----------------------
99.1          Presentation made by Verdisys, Inc. (the "Company") in November, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

The Company is furnishing herewith certain data being presented to investors and analysts in November, 2003. This information, which is incorporated by reference into this Item 9 from Exhibit 99.1 hereof, is being furnished solely for the purpose of complying with Regulation FD. A copy of the slide presentation will also be available on the Company's website, http://www.verdisys.com. The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by the Company that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Additionally, the slide presentation contains forward-looking statements and information regarding the future performance and actions of the Company that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, failure to complete proposed acquisitions, failure to service or refinance debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market, and other factors beyond the control of the Company. All of such forward-looking statements are qualified by the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K reports, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 11, 2003.           VERDISYS, INC.


                                    By: /s/ DAN WILLIAMS
                                        -------------------------------------
                                        Dan Williams, President and
                                        Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         ------------
 99.1           Verdisys, Inc. Slide Presentation.